UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 24, 2021

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

One New Orchard Road
Armonk, New York	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Capital stock, par value $.20 per share	IBM	New York Stock Exchange
NYSE Chicago
0.500% Notes due 2021	IBM 21B	New York Stock Exchange
2.625% Notes due 2022	IBM 22A	New York Stock Exchange
1.250% Notes due 2023	IBM 23A	New York Stock Exchange
0.375% Notes due 2023	IBM 23B	New York Stock Exchange
1.125% Notes due 2024	IBM 24A	New York Stock Exchange
2.875% Notes due 2025	IBM 25A	New York Stock Exchange
0.950% Notes due 2025	IBM 25B	New York Stock Exchange
0.875% Notes due 2025	IBM 25C	New York Stock Exchange
0.300% Notes due 2026	IBM 26B	New York Stock Exchange
1.250% Notes due 2027	IBM 27B	New York Stock Exchange
0.300% Notes due 2028	IBM 28B	New York Stock Exchange
1.750% Notes due 2028	IBM 28A	New York Stock Exchange
1.500% Notes due 2029	IBM 29	New York Stock Exchange
1.750% Notes due 2031	IBM 31	New York Stock Exchange
0.650% Notes due 2032	IBM 32A	New York Stock Exchange
1.200% Notes due 2040	IBM 40	New York Stock Exchange
7.00% Debentures due 2025	IBM 25	New York Stock Exchange
6.22% Debentures due 2027	IBM 27	New York Stock Exchange
6.50% Debentures due 2028	IBM 28	New York Stock Exchange
7.00% Debentures due 2045	IBM 45	New York Stock Exchange
7.125% Debentures due 2096	IBM 96	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Redemption of Outstanding IBM Credit Notes

On February 24, 2021, IBM Credit LLC, a wholly owned subsidiary of IBM, notified The Bank of New York Mellon, as trustee, that it will redeem its $500 million aggregate principal amount of 3.600% Notes due 2021, $500 million aggregate principal amount of 2.200% Notes due 2022, and $750 million aggregate principal amount of 3.000% Notes due 2023, in each case in full at the applicable redemption price calculated in accordance with the terms of the notes, plus accrued and unpaid interest. The redemption date for the notes will be March 26, 2021. This Current Report on Form 8-K is not a notice of redemption.

Deregistration of IBM Credit

Consistent with IBM’s refocused Global Financing strategy, and expected capital needs, IBM Credit will no longer require direct access to the public capital markets. As part of IBM’s overall 2021 debt pay down strategy, in the first half of 2021, IBM Credit will redeem $1.75 billion of outstanding debt and deregister with the SEC.

Investor Relations Article

Exhibit 99.1 of this Form 8-K contains additional information on IBM’s refocused Global Financing strategy that IBM has posted on its Investor Relations website (www.ibm.com/investor/).

Exhibit 99.1 may contain forward-looking statements under the Private Securities Litigation Reform Act of 1995, which statements involve numerous factors that could cause actual results to differ materially. Additional information about these factors is contained in IBM’s filings with the SEC, available from the SEC, IBM’s website or IBM’s Investor Relations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed as part of this report:

Exhibit No.	Description of Exhibit
99.1	Investor Relations Article, dated February 24, 2021

104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 24, 2021

	By:	/s/ Frank Sedlarcik
Frank Sedlarcik
Vice President, Assistant General Counsel and Secretary

3